Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Tombstone Technologies, Inc. for the quarter ended June 30, 2010, I, John N. Harris, President, Chief Executive Officer, Director and Principal Executive Officer of Tombstone Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     a) such Quarterly Report on Form 10-Q of Tombstone Technologies, Inc. for the quarter ended June 30, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) the information contained in such Quarterly Report on Form 10-Q of Tombstone Technologies, Inc. for the quarter ended June 30, 2010, fairly presents, in all material respects, the financial condition and results of operations of Tombstone Technologies, Inc.


Date:  August 12, 2010
                                        /s/ John N. Harris
                                        ---------------------------------
                                        John N. Harris, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)




This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.